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                                   EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of JDA Software Group, Inc. on Form S- 8 pertaining to the JDA Software, Inc. 401(k) Profit Sharing Plan of our report dated January 28, 1998, appearing in Amendment No. 1 to the Annual Report on Form 10-K of JDA Software Group, Inc. for the year ended December 31, 1997 (File No. 000-27876).


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Phoenix, Arizona
July 30, 1998



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